Exhibit 99.1

SIGNATURE GROUP HOLDINGS, INC. ANNOUNCES ITS DIRECTOR NOMINEES FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS

SHERMAN OAKS, Calif. – May 3, 2012– Signature Group Holdings, Inc. (the “Company” or “Signature”) (OTCQX: SGGH), today announced its director nominees for election at the Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”) to be held on Tuesday, July 24, 2012 at the Bel-Air Bay Club in Pacific Palisades, California. In connection with this announcement, the Company has filed a preliminary proxy statement for the 2012 Annual Meeting with the Securities and Exchange Commission (the “SEC”).

“We look forward to hosting our first annual stockholder meeting as Signature and the Company’s first annual meeting since 2006. The ability of the Company to call its first annual meeting in almost six years is the culmination of a long process that took it through bankruptcy proceedings, the establishment of a successor business from the former Fremont General Corporation and the completion of several years of financial and other required securities filings,” said Craig Noell, Signature’s Chief Executive Officer and a director of the Company.

The Company’s director nominees for election at the 2012 Annual Meeting include Mr. Noell, additional current directors John Koral and Patrick E. Lamb, and two new nominees, G. Christopher Colville and Philip G. Tinkler. The size of the Company’s Board will be reduced from eight members to five. “I would like to thank directors John Nickoll, Kenneth Grossman, Steve Gidumal, Deborah Midanek, and Robert Schwab for their tireless service to the Company following its reorganization and exit from bankruptcy,” said Noell.

Mr. Noell continued, “Our existing Board of Directors has taken very positive steps to streamline the Board to five members which includes the nominations of Mr. Colville and Mr. Tinkler, two highly qualified individuals with a wealth of experience in acquiring, financing and successfully integrating acquired businesses. As we move forward, a key element of our business strategy involves the acquisition of profitable businesses and we believe our proposed Board puts us in a great position to implement this strategy successfully. We are confident that the experience and relationships of the proposed Board of Directors will help us expand our growth opportunities and create additional capital sources to enable Signature to structure and finance value-enhancing acquisitions going forward.”

Mr. Colville has served as a strategic advisor to various privately held enterprises, including, since 2008, KEG 1, LLC, a special purpose acquisition entity focused on consolidating segments of the wholesale beer distribution industry. In connection therewith, Mr. Colville’s principal role is to advise and counsel on capital structures, including negotiation of bank credit facilities, corporate governance and organizational development. Prior thereto, Mr. Colville served as an executive officer of Consolidated Graphics, Inc. (NYSE: CGX), the largest general commercial printing company in North America, from 1994 to 2000 and from 2002 to 2007.

Mr. Tinkler is the chief operating and financial officer at Equity Group Investments (“EGI”) and has served in various leadership capacities for EGI and its affiliates since 1990. EGI is a 40 year old, Chicago-based private investment firm founded by Sam Zell. EGI’s current investment portfolio has equity interests in real estate, energy, logistics, transportation, media, and healthcare, all of which reflect the firm’s particular expertise in asset-intensive businesses. EGI’s current holdings also include fixed-income investments in public and private companies. Since the credit collapse in 2009, EGI has been active in sourcing new investment opportunities in loans, mortgages, credit securities and equity, rescue financings and restructurings. Mr. Noell further commented, “I believe that Mr. Tinkler’s experience with EGI and the Zell organization will be helpful in providing guidance and assistance to the Company as it seeks to create shareholder value and explore new business opportunities. His specific experience while chief financial officer of Covanta Holdings Corporation (NYSE:CVA), during its acquisition and integration phase will be invaluable to our growth aspirations.”

Pursuant to the procedures in the Company’s Amended and Restated Bylaws for director nominations and stockholder proposals in the event the Company does not hold an annual meeting of stockholders in the previous year, and which will therefore apply to the 2012 Annual Meeting, stockholders who desire to (i) nominate an individual for election to the Company’s Board of Directors at the 2012 Annual Meeting, or (ii) submit a proposal to be discussed and considered at the 2012 Annual Meeting, must submit such nomination or proposal in accordance with the Company’s Amended and Restated Bylaws to the Company’s corporate secretary by no later than May 12, 2012.

About Signature Group Holdings, Inc.

Signature is a diversified business and financial services enterprise with principal activities in industrial distribution and special situations financings. Signature has significant capital resources and is actively seeking acquisitions as well as growth opportunities for its existing businesses. The Company was formerly an industrial bank and financial services business with over $9 billion in assets that was reorganized during a two year bankruptcy period. The reorganization provided for Signature to maintain federal net operating loss tax carryforwards in excess of $850 million. For more information about Signature, visit its corporate website at www.signaturegroupholdings.com.

Cautionary Statements

This news release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based upon current expectations and beliefs of the Company. The Company does not undertake to update or revise forward-looking statements in this news release to reflect the impact of circumstances or events that arise after the date the forward-looking statements are made, except as required under applicable securities laws. No stock exchange or regulatory authority has approved or disapproved of the information contained herein.

Additional Information and Where to Find It

This document may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders for the 2012 Annual Meeting. Signature has filed a preliminary proxy statement and other documents regarding the 2012 Annual Meeting with the SEC and will provide a definitive proxy statement and a WHITE proxy card to the stockholders of record entitled to vote at the 2012 Annual Meeting. BEFORE MAKING ANY VOTING DECISION, SIGNATURE’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN ITS ENTIRETY BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSALS AND CERTAIN OTHER MATTERS TO BE CONSIDERED AT THE 2012 ANNUAL MEETING.

Investors are able to obtain the preliminary proxy statement, the definitive proxy statement, when it becomes available, and other relevant materials free of charge at the SEC’s website (http://www.sec.gov). In addition, documents filed with the SEC by the Company, including the proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, are available free of charge from Signature, at the Company’s website (http://www.signaturegroupholdings.com) or upon written request directed to: Signature Group Holdings, Inc., Attn: Investor Relations, 15303 Ventura Blvd., Suite 1600, Sherman Oaks, CA 91403.

Participants in the Solicitation

Signature and its directors, nominees, and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the matters to be considered at the 2012 Annual Meeting. Information regarding the names, affiliations, and direct or indirect interests (by security holdings or otherwise) of these persons are described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2011 filed by the Company with the SEC on March 30, 2012 and will be described in the Company’s definitive proxy statement to be filed with the SEC relating to its 2012 Annual Meeting.

Source

Signature Group Holdings, Inc.

Contact

Signature Group Holdings, Inc. Investor Relations

(805) 435-1255

invrel@signaturegroupholdings.com

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